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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert F. Olson, Chairman of the Board, President and Chief Executive Officer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:


     (1) the Annual Report on Form 10-K, as amended by Amendment No. 2, of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ ROBERT F. OLSON
                                          --------------------------------------
                                                     Robert F. Olson
                                             Chairman of the Board, President
                                               and Chief Executive Officer


Dated: April 28, 2004